UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10003 Woodloch Forest Drive	77380
The Woodlands, Texas	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Huntsman Corporation	Common Stock, par value $0.01 per share	HUN	New York Stock Exchange
Huntsman International LLC	NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On June 15, 2026, Huntsman Corporation, a Delaware corporation (“Huntsman” or, with reference to the post-closing period, the “Combined Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Olin Corporation, a Virginia corporation (“Olin”), Olympus Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Olin (“First Merger Sub”), and Hook Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Olin (“Second Merger Sub”).

The Transactions

The Merger Agreement provides for the combination of Huntsman and Olin in an all-stock merger of equals transaction, pursuant to which, either (a) upon the terms and subject to the conditions set forth in the Merger Agreement and the plan of merger in the form attached thereto (the “Plan of Merger”), Huntsman will merge with and into Olin (the “Direct Merger”), with Olin as the surviving entity or (b) upon the terms and subject to the conditions set forth in the Merger Agreement (i) First Merger Sub will be merged with and into Huntsman (the “First Subsidiary Merger”), with Huntsman surviving as a direct wholly owned subsidiary of Olin (the “Initial Surviving Company”) and (ii) immediately following the First Subsidiary Merger, and as part of the same overall transaction as the First Subsidiary Merger, the Initial Surviving Company will be merged with and into Second Merger Sub (the “Second Subsidiary Merger” and, together with the First Subsidiary Merger, the “Subsidiary Mergers”), with Second Merger Sub surviving as a direct wholly owned subsidiary of Olin (the “Final Surviving Company”). The Direct Merger or the Subsidiary Mergers, as applicable, and the other transactions contemplated by the Merger Agreement are collectively referred to as the “Transactions".

The board of directors of each of Huntsman and Olin have unanimously approved the Merger Agreement and the Transactions, including each of the Direct Merger and the Subsidiary Mergers, and in the case of Olin the issuance by Olin of Olin common stock, par value $1.00 per share (the “Olin Common Stock”) as Merger Consideration (as defined below).

Olin Shareholder Approvals

Direct Merger. If at the meeting of Olin shareholders held in connection with the Transactions (the “Olin Shareholders Meeting”), the affirmative vote of holders of more than two-thirds of the outstanding shares of Olin Common Stock entitled to be cast to approve the Merger Agreement and the Plan of Merger (the “Olin Direct Merger Approval”) is received, then, upon the terms and subject to the conditions set forth in the Merger Agreement, the Transactions will be effected pursuant to the Direct Merger.

Subsidiary Mergers. If at the Olin Shareholders Meeting the Olin Direct Merger Approval is not received but the approval of a majority of votes cast in person or by proxy at the Olin Shareholders Meeting, as required by the New York Stock Exchange (the “NYSE”) Rule 312.03 (the “Olin Share Issuance Approval”), is received with respect to the issuance of Olin Common Stock in respect of the Subsidiary Mergers, then the Transactions will be effected pursuant to the Subsidiary Mergers.

Both the Direct Merger and the Subsidiary Mergers deliver all of the benefits of the Transactions described in the joint press release and the joint investor presentation that was issued by Huntsman and Olin on June 16, 2026. The Direct Merger delivers financial benefits to the Combined Company over and above those available in the Subsidiary Mergers in terms of capital structure efficiency as it permits the attractively priced long-term debt of Huntsman to remain in place following the Transactions.

Merger Consideration

At the effective time of the Direct Merger or the effective time of the First Subsidiary Merger (as applicable, the “Conversion Time”), pursuant to the terms and subject to the conditions of the Merger Agreement, each share of Huntsman common stock, par value $0.01 per share (the “Huntsman Common Stock”), issued and outstanding immediately prior to the Conversion Time (other than certain canceled shares), will be converted into the right to receive 0.5476 shares (the “Exchange Ratio”) of Olin Common Stock (such shares issued as consideration, the “Merger Consideration”).

If the Transactions are effected pursuant to the Subsidiary Mergers, at the effective time of the Second Subsidiary Merger (the “Second Subsidiary Merger Effective Time”), by virtue of the Second Subsidiary Merger and without any action on the part of any of the parties, the Initial Surviving Company or the equity holders thereof, (a) each share of common stock of the Initial Surviving Company issued and outstanding immediately prior to the Second Subsidiary Merger Effective Time will automatically be canceled and cease to exist without any conversion or payment therefor and (b) each unit of Second Merger Sub issued and outstanding immediately prior to the Second Subsidiary Merger Effective Time will remain issued and outstanding and will represent validly issued, fully paid and nonassessable units of the Final Surviving Company, which will constitute the only outstanding units of the Final Surviving Company immediately following the Second Subsidiary Merger Effective Time.

The shares of Olin Common Stock to be issued in connection with the Transactions will be listed on the NYSE. No fractional shares of Olin Common Stock will be issued in the Transactions, and holders of Huntsman Common Stock otherwise entitled to receive a fractional share of Olin Common Stock will receive a cash payment, without interest, in lieu thereof, as specified in the Merger Agreement.

Treatment of Equity Awards

Pursuant to the Merger Agreement, at the Conversion Time, each Huntsman stock option outstanding immediately prior to the Conversion Time will be assumed by the Combined Company and convert into a stock option with respect to a number of shares of Olin Common Stock (rounded down to the nearest whole share) equal to the product of (a) the number of shares of Huntsman Common Stock subject to such Huntsman stock option immediately prior to the Conversion Time and (b) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (i) the exercise price per share of Huntsman Common Stock of such Huntsman stock option immediately prior to the Conversion Time divided by (ii) the Exchange Ratio, and otherwise subject to the same terms and conditions as were applicable to such Huntsman stock option as of immediately prior to the Conversion Time.

Additionally, each Huntsman deferred stock unit award, Huntsman phantom share award, Huntsman performance-vesting restricted stock unit award and share of Huntsman restricted stock that is outstanding immediately prior to the Conversion Time will be assumed by the Combined Company and convert into an award of the same type, on the same terms and conditions (including with respect to dividends or dividend equivalent rights, but excluding, for Huntsman performance-vesting restricted stock unit awards, performance goals) as were applicable to such award immediately prior to the Conversion Time, with respect to a number of shares of Olin Common Stock equal to the product of (A) the number of shares of Huntsman Common Stock subject to such award as of immediately prior to the Conversion Time (for Huntsman performance-vesting restricted stock unit awards, with performance goals deemed achieved at target level) and (B) the Exchange Ratio, and rounding the resulting number to the nearest whole number of shares of Olin Common Stock.

Olin equity awards will generally remain outstanding in accordance with the applicable plan and award agreement terms, except that Olin performance-vesting restricted stock units will convert to time-vesting restricted stock units with performance deemed achieved at target level and the consummation of Transactions will be deemed a change in control under the Olin long-term incentive plans.

Combined Company Governance

The Merger Agreement provides that, as of the Conversion Time, the board of directors of the Combined Company will be comprised of ten (10) members, consisting of (a) four directors designated from the current board of directors of Olin, each of whom will qualify as an “independent director” under the listing standards of NYSE and the applicable rules of the U.S. Securities and Exchange Commission (the “SEC”), (b) four directors designated from the current board of directors of Huntsman, each of whom will qualify as an “independent director” under the listing standards of NYSE and the applicable rules of the SEC, and (c) current President and Chief Executive Officer of Olin, Kenneth Lane and current Chairman, President and Chief Executive Officer of Huntsman, Peter Huntsman. As of the Conversion Time, (i) Kenneth Lane will serve as Chief Executive Officer of the Combined Company, (ii) Peter Huntsman will serve as non-executive Chair of the Combined Company’s board of directors, (iii) current Huntsman Executive Vice President and Chief Financial Officer, Phil Lister, will serve as the Chief Financial Officer of the Combined Company, and (iv) current Senior Vice President and Chief Financial Officer of Olin, Todd Slater, will serve as Chief Integration Officer of the Combined Company. The Combined Company will be named “OlinHuntsman Corporation” effective as of the Conversion Time and will be headquartered in The Woodlands, Texas.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of each of Huntsman and Olin relating to their respective businesses, financial statements and public filings, among other matters, in each case generally subject to customary qualifications. Additionally, the Merger Agreement provides for customary pre-closing covenants of each of Huntsman and Olin, including (a) to use commercially reasonable efforts to conduct its business in the ordinary course (subject to certain exceptions); (b) to cooperate and use reasonable best efforts with respect to seeking regulatory approvals, subject to certain specified limitations; (c) to hold a meeting of its stockholders, to obtain the requisite approvals contemplated by the Merger Agreement; (d) not to solicit proposals relating to any alternative business combination transactions; and (e) subject to certain exceptions, not to enter into any discussion concerning, or provide confidential information in connection with, any such alternative business combination transactions.

Prior to obtaining the relevant stockholder approval, the board of directors of Huntsman or the board of directors of Olin, as applicable, may change its recommendation to its stockholders in connection with the Transactions, subject to complying with certain notice and other specified conditions set forth in the Merger Agreement. Notwithstanding a change in recommendation by the board of directors of Huntsman or the board of directors of Olin, unless the Merger Agreement is terminated by the other party, such party is still required to convene the meeting of its stockholders to obtain the requisite stockholder approvals contemplated by the Merger Agreement.

Conditions to the Transactions

The completion of the Transactions is subject to the satisfaction or waiver of certain conditions, including (a)(i) the approval by holders of Huntsman Common Stock of a proposal to adopt the Merger Agreement and (ii) the receipt of the Olin Direct Merger Approval or the Olin Share Issuance Approval; (b) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain other clearances, approvals and consents under certain applicable foreign antitrust and regulatory laws; (c) the absence of governmental restraints or prohibitions preventing the consummation of the Transactions; (d) the effectiveness of a registration statement on Form S-4 that will be filed by Olin for the issuance of the Merger Consideration and the absence of any stop order or proceedings by the SEC; (e) the approval of the Merger Consideration to be issued for listing on the NYSE at the Conversion Time; (f) the representations and warranties of Huntsman and Olin being true and correct (subject to certain qualifications); and (g) the performance in all material respects by the parties of their respective obligations under the Merger Agreement.

Termination

The Merger Agreement contains certain termination rights for the parties, including in the event that (a) the parties agree in writing to terminate the Merger Agreement, (b) the Direct Merger or the Subsidiary Mergers, as applicable, are not consummated on or before the one-year anniversary of the date of the Merger Agreement (the “Outside Date”), subject to two automatic three-month extensions in the event that regulatory approvals have not been received but all other conditions have been satisfied or waived, (c) the requisite stockholder approvals of Huntsman or Olin required in connection with the Transactions are not obtained at their respective stockholder meetings, (d) any legal restraint having the effect of prohibiting the consummation of the Direct Merger or Subsidiary Mergers, as applicable, will have become final and non-appealable, or (e) the other party has breached its representations, warranties or covenants in the Merger Agreement, subject to certain qualifications. In addition, Huntsman and Olin can each terminate the Merger Agreement if the other party’s board of directors has made an adverse recommendation change in connection with the Transactions, or has failed to include its recommendation in the joint proxy statement.

The Merger Agreement further provides that, upon termination of the Merger Agreement under certain specified circumstances, including (a) a change in the recommendation of the board of directors of Huntsman or Olin in connection with the Transactions or certain other proposals, as applicable, or (b) a termination of the Merger Agreement by Huntsman or Olin because of a failure of the other party to obtain the requisite stockholder approval, a material breach by the other party, or because the Transactions are not consummated by the Outside Date and at such time the other party had failed to obtain the requisite stockholder approval, in each case at a time when there was a public offer or proposal for an alternative transaction with respect to such party that had not been publicly withdrawn at least two (2) business days prior to the event giving rise to such termination and such party enters into or consummates an alternative transaction within twelve (12) months following such date of termination, Huntsman or Olin, as the case may be, will pay to the other party a termination fee equal to $121,000,000 in cash. In addition, in the event that the Merger Agreement is terminated by either party due to the other party’s failure to obtain the requisite stockholder approval under circumstances in which the termination fee is not then payable, the party that failed to obtain the requisite stockholder approval will pay to the other party an amount equal to all reasonable and documented out-of-pocket fees and expenses in an amount not to exceed $30,000,000.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Huntsman or Olin or any other party to the Merger Agreement or any related agreement. In particular, the representations, warranties and covenants contained in the Merger Agreement, which were made only for purposes of such agreement and as of specific dates, were for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Investors and security holders are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Olin’s or Huntsman’s public disclosures.

Item 8.01 Other Events.

Voting and Support Agreements

On June 15, 2026, concurrently with the execution of the Merger Agreement, Olin, First Merger Sub and Second Merger Sub entered into a voting and support agreement (the “Voting and Support Agreement”) with Peter Huntsman and affiliated entities (collectively, the “Holders”), in their capacity as a stockholder of Huntsman, pursuant to which and subject to the conditions contained therein, each Holder has agreed, among other things, to vote all of such Holder’s shares of Huntsman Common Stock beneficially owned (a) in favor of the adoption of the Merger Agreement and any other matters necessary for the consummation of the Direct Merger or Subsidiary Mergers, as applicable, and other transactions contemplated thereby and (b) against any third party takeover proposal or other transaction, proposal, agreement or action made in opposition to adoption of the Merger Agreement or in competition or inconsistent with the Transactions or matters contemplated by the Merger Agreement. The Voting and Support Agreement terminates in certain circumstances as specified in the Voting and Support Agreement. The foregoing description of the Voting and Support Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Voting and Support Agreement, a copy of which is attached hereto as Exhibits 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Additional Information

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed transaction between Olin and Huntsman. In connection with the proposed transaction, Olin and Huntsman intend to file relevant materials with the SEC, including, among other filings, an Olin registration statement on Form S-4 in connection with the proposed issuance of shares of Olin’s common stock pursuant to the proposed transaction, which Form S-4 will include a joint proxy statement/prospectus of Olin and Huntsman, which after the registration statement is declared effective by the SEC, will be mailed to shareholders of Olin and stockholders of Huntsman seeking their approval of their respective transaction-related proposals. INVESTORS AND STOCKHOLDERS OF OLIN AND HUNTSMAN ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY, INCLUDING THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND ANY SOLICITATION. This Current Report on Form 8-K is not a substitute for the registration statement, the joint proxy statement/prospectus or any other document that Olin or Huntsman may file with the SEC and send to their respective shareholders and stockholders in connection with the proposed transaction. Investors and securityholders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus, as each may be amended or supplemented from time to time, and other relevant documents filed with the SEC by Olin and Huntsman (when they become available) from the SEC’s website at www.sec.gov, on Olin’s website at www.Olin.com under the tab “Investors” and under the heading “SEC Filings” and on Huntsman’s website at www.Huntsman.com under the tab “Investors” and under the heading “Financials” and subheading “SEC filings.”

Participants in the Solicitation

Olin, Huntsman, their respective directors, executive officers and certain other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from Olin’s shareholders and Huntsman’s stockholders in connection with the proposed transaction. Information about Olin’s directors and executive officers is set forth in Olin’s Proxy Statement on Schedule 14A for its 2026 Annual Meeting of shareholders, which was filed with the SEC on March 20, 2026, its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 20, 2026, its Current Report on Form 8-K, which was filed with the SEC on April 30, 2026, and subsequent statements of changes in beneficial ownership on file with the SEC, including the Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or Annual Statements of Beneficial Ownership on Form 5 on file with the SEC, including filings made on March 20, 2026, May 5, 2026, May 5, 2026, May 5, 2026, May 5, 2026, May 5, 2026, May 5, 2026, May 5, 2026, May 5, 2026, May 19, 2026 and June 3, 2026. Information about Huntsman’s directors and executive officers is set forth in the Huntsman Proxy Statement on Schedule 14A for its 2026 Annual Meeting of stockholders, which was filed with the SEC on March 16, 2026, its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 18, 2026, its Current Report on Form 8-K, which was filed with the SEC since May 1, 2026, and subsequent statements of changes in beneficial ownership on file with the SEC, including the Initial Statement of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or Annual Statements of Beneficial Ownership on Form 5 on file with the SEC, including filings made on June 3, 2026.

Additional information concerning the interests of potential participants in the solicitation of proxies in connection with the proposed transaction, which may, in some cases, be different than those of Olin’s shareholders or Huntsman’s stockholders generally, will be set forth in the registration statement, the joint proxy statement/prospectus and other relevant materials to be filed with the SEC relating to the proposed transaction. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from the Olin or Huntsman websites described above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy or exchange any securities or a solicitation of any vote or approval in any jurisdiction. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements and Cautionary Statements

This Current Report on Form 8-K contains “forward-looking statements”. These statements relate to analyses and other information that are based on management’s current beliefs, certain assumptions and forecasts made by management, and current expectations, estimates and projections. Such forward-looking statements include statements regarding the proposed combination between Olin and Huntsman, the future results of the Combined Company and the benefits anticipated to be realized from the proposed combination, the impact of the proposed transaction on the Combined Company’s business, projections as to the amount and timing of synergies and the closing date for the proposed transaction, and other uncertainties and contingencies in connection with the foregoing. The statements contained in this Current Report on Form 8-K that are not statements of historical facts may include “forward looking statements” as defined in the Private Securities Litigation Reform Act of 1995. We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “should,” “plan,” “outlook,” “project,” “estimate,” “forecast,” “optimistic,” “target” and variations of such words and similar expressions in this Current Report on Form 8-K to identify such forward-looking statements.

The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from these forward-looking statements. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not achieve some or all of the anticipated benefits and that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by Olin’s shareholders or Huntsman’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals may be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; (vi) the effect of the announcement or pendency of the proposed transaction on Olin’s or Huntsman’s ability to attract, motivate or retain key executives and associates, their ability to maintain relationships with customers, vendors, service providers and others with whom they do business, or their operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from Olin’s and Huntsman’s ongoing business operations; (viii) the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay; (ix) business, industry and operational risks applicable to Olin and/or Huntsman, including (a) sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by Olin and/or Huntsman; (b) declines in average selling prices for Olin’s and/or Huntsman’s products and the supply/demand balance for Olin’s and/or Huntsman’s products, including the impact of excess industry capacity; (c) unsuccessful execution of Olin’s and/or Huntsman’s operating models; (d) failure to control costs and inflation impacts or failure to achieve targeted cost reductions; (e) availability of and/or higher-than-expected costs of raw material, energy, transportation, and/or logistics; (f) Olin’s and/or Huntsman’s reliance on a limited number of suppliers for specified feedstock and services and their reliance on third-party transportation; (g) the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of labor disruptions and production hazards; (h) exposure to physical risks associated with climate-related events or increased severity and frequency of severe weather events; (i) the failure or an interruption, including cyber-attacks, of Olin’s and/or Huntsman’s information technology systems, including risks from the rapid evolution and increased adoption of artificial intelligence technologies that may intensify cybersecurity risks and enable new or augment existing attack techniques and the potential for intellectual property infringement or unintentional disclosure of proprietary or confidential information through artificial intelligence tools; (j) risks associated with Olin’s and/or Huntsman’s international sales and operations, including economic, political or regulatory changes; (k) weak industry conditions affecting Olin’s and/or Huntsman’s ability to comply with the financial maintenance covenants in its debt agreements; (l) Olin’s and/or Huntsman’s indebtedness and debt service obligations; (m) failure to identify, attract, develop, retain and motivate qualified employees throughout the respective organizations and ability to manage executive officer and other key senior management transitions; (n) adverse conditions in the credit and capital markets, limiting or preventing Olin’s and/or Huntsman’s ability to borrow or raise capital; (o) Olin’s and/or Huntsman’s inability to complete future acquisitions or joint venture transactions or successfully integrate them into the business; (p) the effects of any declines in global equity markets on asset values and any declines in interest rates or other significant assumptions used to value the liabilities in, and funding of, Olin’s and/or Huntsman’s pension plans; (q) Olin’s and/or Huntsman’s long-range plan assumptions not being realized, causing a non-cash impairment charge of long-lived assets; (r) exposure to risks associated with the creditworthiness of Olin’s and/or Huntsman’s key suppliers, customers and business partners and reductions in demand for their customers’ products; (s) failure to develop new products, processes or applications, or failure to keep pace with evolving technological innovations in end-use markets; (t) inability to protect patents and trade secrets or enforce intellectual property rights, particularly in countries where effective intellectual property laws and judicial systems may be unavailable; (u) conflicts, military actions, terrorist attacks, political events, public health crises and general instability, along with increased security regulations, that could adversely affect Olin and/or Huntsman’s business; and (v) legal, environmental and regulatory risks, including (a) changes in, or failure to comply with, legislation or government regulations or policies, including changes regarding Olin’s and/or Huntsman’s ability to manufacture or use certain products and changes within the international markets in which Olin and/or Huntsman operate; (b) new regulations or public policy changes regarding the transportation of hazardous chemicals and the security of chemical manufacturing facilities; (c) unexpected outcomes from legal or regulatory claims and proceedings; (d) costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings; (e) various risks associated with Olin’s Lake City U.S. Army Ammunition Plant contract and performance under other governmental contracts and (f) compliance with data privacy regulations, including the General Data Protection Regulation (GDPR) and other applicable data privacy laws, which could result in substantial fines, penalties and legal liability.

All of Olin’s and Huntsman’s forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to Olin or Huntsman or that Olin or Huntsman consider immaterial could affect the accuracy of the forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions, which are difficult to predict and many of which are beyond the control of Olin and/or Huntsman. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. A further list and descriptions of these risks, uncertainties, and other factors can be found in Olin’s filings with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other filings, available at the website maintained by the SEC at http://www.sec.gov, https://Olin.com or on request from Olin and in Huntsman’s filings with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other filings, available at the website maintained by the SEC at http://www.sec.gov, https://www.Huntsman.com or on request from Huntsman. Any forward-looking statement made in this Current Report on Form 8-K speaks only as of the date of this Current Report on Form 8-K. Neither Olin nor Huntsman undertake any obligation to update publicly any forward-looking statements, or any other information in this Current Report on Form 8-K whether as a result of future events, new information or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by this cautionary statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Exhibits

2.1	Agreement and Plan of Merger, dated as of June 15, 2026, by and among Olin Corporation, Huntsman Corporation, Olympus Merger Sub, Inc. and Hook Merger Sub LLC.*

99.1	Voting and Support Agreement, dated as of June 15, 2026, by and among Olin Corporation, Olympus Merger Sub, Inc., Hook Merger Sub LLC, Peter Huntsman and affiliated entities

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

* The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Huntsman agrees to furnish a supplemental copy of such schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

By:	/s/ Ivan Marcuse
Ivan Marcuse
Vice President, Investor Relations and Corporate Development

Date: June 16, 2026